SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 18, 2001

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

Item 5.      Other Events

      On January 18, 2001, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter and for fiscal year ended December 31, 2000. The press release is included in this report as exhibit 99.1.

Item 7.      Financial Statements and Exhibits.

      (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of this current report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)

		By:	/s/ D. Bryan Jordan

D. Bryan Jordan Executive Vice President and Comptroller

Date:	January 18, 2001

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

99.1	Press release dated January 18, 2001.